Exhibit 10.10


UNICITY
Network




January 3,2002

Mr. Patrick Millsap
Imagenetix. Inc.
16935 West Bernardo Road, Suite #101
San Diego. California 92127

Re:     Contract Modification

Dear Patrick,

     You have requested a modification to the contract for the supply oil CM Plex TM by Imagenetix, Inc. to Unicity NetworkTM (the Contract). The modification it to correct clerical errors in the original Contract. The changes are as follows:

     *    Page 1, 2 paragraph: CeladrinTM is replaced with CM P1ex.

     *    Appendix C: Exterior Contents: 20 mg Gelatin is replaced with Exterior
          Contents: 120 mg Gelatin.

     All other terms and conditions of the contract shall remain the same.

     If you are agreeable to this modification, please sign below and return this letter to me at your convenience.

Best regards.

/s/  Kim Hayes
------------------
     Kim Hayes
     Vice President Supply Chain Management
     The Enrich Corporation


Imagenctix. Inc. agrees to the forgoing changes.



By:  /s/  Patrick Millsap                        Date:   01-07-02
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          Patrick Millsap, Vice President